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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-74634, 333-13291, 333-13295 and 333-52943 of Regal Cinemas, Inc. on Form S-8
of our report dated February 20, 2001 appearing in the Annual Report on Form 10-K of Regal Cinemas, Inc. for the year ended December 28, 2000.


/s/ DELOITTE & TOUCHE LLP

Nashville, Tennessee
March 28, 2001